June 11, 2025

BNY MELLON FUNDS TRUST

-BNY Mellon Short-Term U.S. Government Securities Fund

Supplement to Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Funds Trust (the "Trust") has approved the liquidation of BNY Mellon Short-Term U.S. Government Securities Fund (the "Fund"), a series of the Trust, effective on or about August 11, 2025 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about July 15, 2025 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by BNY Mellon Investment Adviser, Inc. ("BNYIA"), in the case of BNYIA-sponsored retirement plans, or BNY Wealth ("BNYW"), in the case of BNYW-sponsored retirement plans, and has established the Fund as an investment option in the plan before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after August 1, 2025. However, subsequent investments made by BNYW-sponsored retirement accounts ("BNYW Retirement Accounts") and BNYIA-sponsored retirement accounts ("BNYIA Retirement Accounts"), if any, pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after August 1, 2025. Please note that checks presented for payment to the Fund's transfer agent pursuant to the Fund's Checkwriting Privilege on or after the Liquidation Date will not be honored.

Shares held by shareholders who elect to redeem their Fund shares prior to the Liquidation Date will be redeemed in the ordinary course at the applicable net asset value per share. Fund shareholders may exchange their shares for shares of certain other funds comprising the Trust at any time before the Fund ceases operations. Except as described below for certain retirement plans, each shareholder who remains in the Fund until the Liquidation Date will receive a liquidation distribution equal to the aggregate net asset value of the shares of the Fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of liquidation proceeds, including exchanging into another fund comprising the Trust.

Fund shares held on the Liquidation Date in BNYW Retirement Accounts will be reallocated to other previously approved investment vehicles designated in account documents as determined by BNYW and/or a client's trustee or other fiduciary, where required, within BNYW's investment discretion should the consent of a client's third-party fiduciary not be obtained prior to the Liquidation Date. Fund shares held on the Liquidation Date in BNYIA Retirement Accounts will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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